UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 1, 2004

                                 MILACRON INC.

                      ----------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                      1-8475                     31-1062125
--------------------       ------------------------     -----------------------
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)


  2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio           45206
----------------------------------------------------------   ------------------
       (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 1, 2004, Milacron Inc. (the "Company") issued a press release announcing that its receivables purchase agreement and the liquidity facility related to that program, which were due to terminate on February 27, 2004, have been extended two weeks to March 12, 2004. A copy of the Company's press release is filed as Exhibit 99.1 hereto, and a copy of the Eighth Amendment to the Third Amended and Restated Receivables Purchase Agreement dated as of February 27, 2004, is filed as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.     Description
--------------  --------------------------------------------------------------
99.1             Press release issued by Milacron Inc. on March 1, 2004.

99.2 Eighth Amendment to the Third Amended and Restated Receivables Purchase Agreement dated as of February 27, 2004.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                MILACRON INC.


Date:   March 1, 2004           By:    /s/ Hugh C. O'Donnell
                                      ----------------------------------------
                                      Hugh C. O'Donnell
                                      Vice President, General Counsel and
                                      Secretary




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                                 EXHIBIT INDEX

Exhibit  No.     Description
--------------  --------------------------------------------------------------
99.1             Press release issued by Milacron Inc. on March 1, 2004.

99.2 Eighth Amendment to the Third Amended and Restated Receivables Purchase Agreement dated as of February 27, 2004.